Exhibit 10.10

Letter of Credit

Internal Bank Transfer	140
<<MESSAGE ADVICE>> SEQ: 00003 LOC:	QUEUE: LCCPRTQ

PRT: /usr/local/intranet/areas/mtsprod/output/PRT_140_LCCPRT_0000003_00001.DAT

***Message: NOT TESTED. ***

TRN: 20190103-00008280	< < < CB&T > > >	3-JAN-2019 15:32:11.49

Message Text

Destination:

S/BOTKJPJT

BANK OF TOKYO MITSUBISHI

TOKYO

JAPAN

Output Time: 15:32:00	Output sequence number: 363327

Input:

S/ZFNBUS55

ZIONS BANCORPORATION N.A.

CBT DIVISION

SUITE 300 FLOOR 550

LOS ANGELES, CA

Issue of Documentary Credit

:27:	/Sequence of Total:

1/1

:40A:	/Form of Documentary Credit:

IRREVOCABLE STANDBY

:20:	/Documentary Credit Number:

SBFCA301378

:31C:	/Date of Issue:

Date: 19/01/03

:40E:	/Applicable Rules:

UCP LATEST VERSION

:31D:	/Date and Place of Expiry:

Date: 19/12/31 Place: OUR COUNTERS

:50:	/Applicant:

GAMING PARTNERS

INTERNATIONAL CORPORATION

3945 WEST CHEYENNE AVENUE

NORTH LAS VEGAS, NV 89032

:59:	/Beneficiary:

ANGEL HOLDINGS GODO KAISHA

8-1-5 SEIKADAI SEIKA-CHO

SOURAKU-GUM, KYOTO 619-0238

JAPAN.

:32B:	/Currency, Amount:

USD 4,000,000.00

:41A:	/Available With ... By ...

S/ZFNBUS55LAX

ZIONS BANCORPORATION N.A.

(CBT DIVISION)

SUITE 300 FLOOR 550

LOS ANGELES,CA,US

BY PAYMENT

:42C:	/Drafts at:

SIGHT

(TYPE: 700)

:42A:	/Drawee:

S/ZFNBUS55LAX

ZIONS BANCORPORATION N.A.

(CBT DIVISION)

SUITE 300 FLOOR 550

LOS ANGELES,CA,US

:46A:	/Documents Required:

BENEFICIARY'S WRITTEN STATEMENT OF ONE OF THE FOLLOWING PURPORTEDLY SIGNED BY AN AUTHORIZED REPRESENTATIVE OF ANGEL HOLDINGS GODO KAISHA:

(1) 'ANGEL HOLDINGS GODO KAISHA ('BENEFICIARY') HEREBY CERTIFY THAT WE HAVE RECEIVED A WRITTEN AGREEMENT FROM GAMING PARTNERS INTERNATIONAL CORPORATION (GPIC) ('APPLICANT') STATING THAT WE ARE ENTITLED TO RECEIVE THE COMPANY TERMINATION FEE PURSUANT TO SECTION 7.3(B) OF THAT CERTAIN AGREEMENT AND PLAN OF MERGER AMONG THE BENEFICIARY, AGL NEVADA CORPORATION AND THE APPLICANT, DATED AS OF NOVEMBER 27, 2018. THEREFORE, WE ARE DRAWING AGAINST STANDBY LETTER OF CREDIT NO. SBFCA301378 ISSUED BY ZIONS BANCORPORATION, N.A. DBA CALIFORNIA BANK AND TRUST. 1

OR

(2) 'ANGEL HOLDINGS GODO KAISHA ('BENEFICIARY') HEREBY CERTIFY THAT THE EXPIRATION OF THE STANDBY LETTER OF CREDIT NO. SBFCA301378 ISSUED BY ZIONS BANCORPORATION, N.A. DBA CALIFORNIA BANK AND TRUST ('LETTER OF CREDIT') WILL OCCUR AND GAMING PARTNERS INTERNATIONAL CORPORATION (GPIC) ('APPLICANT') HAS NOT REPLACED THE LETTER OF CREDIT ON OR BEFORE TEN (10) BUSINESS DAYS PRIOR TO THE DATE OF SUCH EXPIRATION. THEREFORE, WE ARE DRAWING AGAINST STANDBY LETTER OF CREDIT NO. SBFCA301378 ISSUED BY ZIONS BANCORPORATION, N.A. DBA CALIFORNIA BANK AND TRUST. 1

OR

(3) 'ANGEL HOLDINGS GODO KAISHA ('BENEFICIARY') HEREBY CERTIFY THAT WE HAVE RECEIVED A FINAL, NON-APPEALBLE JUDGEMENT OF A COURT OF COMPETENT JURISDICTION PERTAINING TO THAT CERTAIN AGREEMENT AND PLAN OF MERGER AMONG THE BENEFICIARY, AGL NEVADA CORPORATION AND GAMING PARTNERS INTERNATIONAL CORPORATION, DATED AS OF NOVEMBER 27, 2018 STATING THAT WE ARE ENTITLED TO RECEIVE THE COMPANY TERMINATION FEE PURSUANT TO CERTAIN SECTION 7.3(B) OF THAT AGREEMENT. THEREFORE, WE ARE DRAWING AGAINST STANDBY LETTER OF CREDIT NO. SBFCA301378 ISSUED BY ZIONS BANCORPORATION, N.A. DBA CALIFORNIA BANK AND TRUST. 1

:47A:	/Additional Conditions:

PARTIAL AND MULTIPLE DRAWINGS ARE ALLOWED.

+

THIS LETTER OF CREDIT MAY BE CANCELLED PRIOR TO THE EXPIRATION DATE, ONLY UPON OUR RECEIPT OF THE ORIGINAL OF THIS LETTER OF CREDIT AND AMENDMENTS (IF ANY), AND A STATEMENT PURPORTEDLY SIGNED BY THE AUTHORIZED SIGNER OF ANGEL HOLDINGS GODO KAISHA AUTHORIZING ZIONS BANCORPORATION, N.A. DBA CALIFORNIA BANK & TRUST TO CANCEL LETTER OF CREDIT NO. SBFCA301378.

+

IN THE EVENT OF A DRAWING ALL DOCUMENTS MUST BE DISPATCHED TO US THROUGH A BANK IN JAPAN IN ONE LOT BY REGISTERED MAIL OR COURIER SERVICES TO ZIONS BANCORPORATION, N.A. DBA CALIFORNIA BANK AND TRUST, INTERNATIONAL OPERATIONS, 550 SOUTH HOPE STREET, 3RD FLOOR, LOS ANGELES, CA 90071, U.S.A.

+

WE HEREBY AGREE WITH YOU THAT ALL DRAFT(S) DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE HONORED UPON PRESENTATION TO US AS SPECIFIED HEREIN.

+

THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (2007 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 600.

:49:	/Confirmation Instructions:

WITHOUT

RPT:	AMT:	$0.00 CUR:	EX RATE: 0.00000000000 TRDR#:

TEST	VAL:	TYP:SWF MT: 700 FNDS:	CHG:D:	C:	Com:	Cbl:

DBT /	CDT/	ADV